UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 28, 2009

Life Quotes, Inc. (Formerly Insure.com, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	0-26781	36-3299423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8205 South Cass Ave., Darien, IL	60561
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    630-515-0170

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 and 7.01	Results of Operation and Financial Condition and Regulation FD Disclosure

On October 28, 2009, Life Quotes, Inc. (formerly Insure.com, Inc.) announced its earnings for the quarter and nine months ended September 30, 2009.  The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

Section 9.01	Financial Exhibits and Exhibits

Item 9.01(d)	Exhibits

Exhibit
Number	Description

99.1	Press Release dated October 28, 2009, announcing the earnings of Life Quotes, Inc. for the quarter and nine months ended September 30, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2009	By:	/s/ PHILLIP A. PERILLO
Phillip A. Perillo
Senior Vice President and Chief Financial Officer